UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2014

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 29, 2014, Acadia Realty Trust (the “Company”) announced that it commenced an underwritten public offering (the “Offering”) of its common shares of beneficial interest (“Common Shares”). A copy of that press release is attached as Exhibit 99.1 hereto.

On October 30, 2014, the Company issued a press release announcing the pricing of the Offering. A copy of that press release is attached as Exhibit 99.2 hereto.

On October 29, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 3,910,000 of Common Shares (including 510,000 Common Shares issued pursuant to the Underwriters’ exercise in full of their option to purchase additional shares), at a price of $29.40 per Common Share. The 3,910,000 Common Shares were offered and sold pursuant to a prospectus supplement, dated October 29, 2014 and related prospectus, dated May 2, 2014, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-195665). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On November 4, 2014, the Company issued a press release announcing the completion of the Offering. A copy of that press release is attached as Exhibit 99.3 hereto.

On November 4, 2014, the Company and the Underwriters closed the offering and Venable LLP delivered its legality opinion with respect to the Common Shares to be issued in the Offering. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 29, 2014, by and among Acadia Realty Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc.

5.1	Opinion of Venable LLP as to legality of the securities.

23.1	Consent of Venable LLP (included in Exhibit 5.1.)

99.1	Press Release dated October 29, 2014.

99.2	Press Release dated October 30, 2014.

99.3	Press Release dated November 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date: November 4, 2014	By:	/s/ Jon Grisham
Name: Jon Grisham
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits

1.1	Underwriting Agreement, dated October 29, 2014, by and among Acadia Realty Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

99.1	Press Release dated October 29, 2014.

99.2	Press Release dated October 30, 2014.

99.3	Press Release dated November 4, 2014.